Exhibit 10.8


                    Promissory Note Secured By Deed of Trust
                    ----------------------------------------


Principal Balance ($100,000.00)                               September 30, 2004

                                                                Denver, Colorado

Property Address: 1.4 Acres of Land in Corona, CA/ Parcel B LLA 04-018 and more fully described in Exhibit "A" attached to the Short Deed of Trust dated the same date as this Promissory Note.


1.   BORROWERS PROMISE TO PAY
     FOR VALUE RECEIVED, the undersigned, CHARMAR PROPERTY ACQUISITIONS, INC., a California corporation (Borrower), and DENNIS SMITH, an individual (Guarantor), hereby promise to pay ACROSS AMERICA REAL ESTATE DEVELOPMENT CORP., or order (LENDER) the principal sum of one hundred thousand U.S. dollars ($100,000.00), together with the interest on the unpaid principal balance of this note outstanding at an annual rate as set forth below from the date of advance until fully paid at the address found in paragraph 4, or at such other place as LENDER, or NOTE HOLDER may designate in writing.

     Borrower understands that LENDER may transfer this Note. Anyone who takes the Note by transfer and who is entitled to receive payments under this Note will be called the NOTE HOLDER. In the event of a default, if there is more than one NOTE HOLDER, any one NOTE HOLDER may exercise any right under this NOTE. A default upon any interest of any NOTE HOLDER shall be a default upon all interests. All payments on this NOTE shall be applied pro-rata in proportion to the interest held by each NOTE HOLDER.


2.   INTEREST

(A)  ANNUAL RATE
     Interest on the unpaid principal balance will accrue from the date of advance at an annual rate equal to zero percent (0%), UNLESS any default as described in section 4(D) of this Note takes place. Upon such default interest on the unpaid principal balance will accrue at the ALTERNATIVE RATE described below in 2(B).

(B)  ALTERNATIVE RATE
     Any amount required to be paid under this Note that is not paid when due shall, to the extent permitted by law, bear interest from such due date until paid at the lesser of (i) the rate per annum equal to the sum of the Annual Interest Rate plus five percent (5%); or (ii) the maximum rate of interest which may be charged under applicable law (Alternative Rate). All interest accrued at the Alternative Rate shall be immediately due and payable.


3.   METHOD OF CALCULATING INTEREST
     Interest shall be computed based on a thirty (30) day month divided by a three hundred and sixty (360) day year. Interest computed on a 360-day year is greater than interest computed based on a 365-day year.

4.   PAYMENT AT MATURITY (TIME AND MODE OF PAYMENT)
     Principal and interest shall be payable at the maturity of this Note. This Note shall mature on OCTOBER 31, 2004, at which time all principal and interest shall be due and payable. If on OCTOBER 31, 2004, the MATURITY DATE, BORROWER still owes any amount under this Note, such amount will be paid in full on that date.

BORROWER will make payments to the Beneficiary:

            c/o ACROSS AMERICA REAL ESTATE DEVELOPMENT COMPANY, INC.,
                             ALEXANDER V. LAGERBORG
                           1440 BLAKE STREET, UNIT 310
                                DENVER CO, 80202

or at such different place as required by the LENDER/NOTE HOLDER.

     Each payment under this NOTE shall be credited in the following order: (a) costs, fees, charges, and advances paid or incurred by LENDER or payable to LENDER and interest under any provision of this NOTE of the Deed of Trust, in such order as LENDER, in its sole and absolute discretion, elects, (b) interest payable under NOTE, and (c) principal under the NOTE.

     All prepayments of principal under this NOTE shall be applied to the most remote principal installment then unpaid.


5.   FORM OF PAYMENT
     All sums due under this Note are payable in lawful money of the United States. Checks constitute payment only when collected.


6.   DEFAULT
     On (a) BORROWER'S failure to pay any installment or other sum due under this NOTE when due and payable (whether by extension, acceleration, or otherwise), or (b) an Event of Default (as defined in the Deed of Trust), or (c) any breach of any other promise or obligation on this NOTE or in ay other instrument now or hereinafter securing the indebtedness evidenced by this NOTE, then, and in any such event, LENDER may, at its option, declare this NOTE (including, without limitation, all accrued interest) due and payable immediately regardless of the Maturity Date. BORROWER expressly waives notice of the exercise of this option.


7.   BORROWER'S FAILURE TO PAY AS REQUIRED

(A)  Late Charge
     BORROWER acknowledges that default in the payment of any sum due under this NOTE will result in losses and additional expenses to LENDER in servicing the indebtedness evidenced by this NOTE, handling such delinquent payments, and meeting its other financial obligations. BORROWER further acknowledges that the extent of such loss and additional expenses is extremely difficult and impractical to ascertain. BORROWER therefore agrees that, if any payment due under this NOTE is not made when due, a charge of six thousand dollars ($6,000.00) will be incurred to BORROWER. If any payment is not received when due, BORROWER shall pay the Late Charge to LENDER (without prejudicing or affecting any other rights or remedies of LENDER) as liquidated damages to cover expenses incurred in handling such delinquent payment.

(B)  Prepayment Penalty
     BORROWER may pay the full principal amount of this NOTE ($100,000.00) at any time without a prepayment penalty to the Beneficiary.

(C)  Payment on Demand
     Principal and accrued interest shall be payable on demand within 10 days after demand is made or if no demand is made on October 31, 2004.


6.   THIS NOTE IS SECURED BY A DEED OF TRUST
     In addition to the protection given to the Note Holder under this Note, a Short Form Deed of Trust and Assignment of Rents with a Due on Transfer Clause (the "Security Instrument"), dated the same day as this Note, protects the Note Holder from possible losses, which might result if Borrower does not keep the promises that I have made in this Note. That Security Instrument describes how and under what conditions Borrower may be required to make immediate payment in full of all amounts that Borrower owes under this Note. Some of those conditions are described as follows:

     Due on Transfer of the Property: "Should the trustor or his successor's in interest, without the consent in writing of the beneficiary, sell, transfer or convey or permit to be sold, transferred or conveyed, his interest in the property, or any part thereof, then the beneficiary may, at his option, declare all sums secured hereby immediately due and payable." However, this option shall not be exercised by Lender if exercise is prohibited by federal law as of the date of this Security Instrument.

     If Lender exercises this option, Lender shall give Borrower notice of acceleration. The notice shall provide a period of not less that thirty (30) days from the date of the notice is delivered by mail within which Borrower must pay all sums secured by this Security Instrument. If Borrower fails to pay these sums prior to the expiration of this period, Lender may invoke any remedies permitted by this Security Instrument without further notice or demand of Borrower.


7.   MANNER OF NOTICES
     Any notice to BORROWER required to be provided in this Note shall be given in writing and shall be sent (a) first-class certified United States mail, postage prepaid, return receipt requested or (b) by a nationally recognized overnight courier service, marked for next day business delivery. All notices shall be addressed to:

                                Mr. Dennis Smith
                       Charmar Property Acquisitions, Inc.
                      2041 Business Center Drive, Suite 110
                                Irvine, CA 92612

or such different place as required by BORROWER.

     Any notice to LENDER/NOTE HOLDER required to be provided in this Note shall be given in writing and shall be sent (a) first-class certified United States mail, postage prepaid, return receipt requested or (b) by a nationally recognized overnight courier service, marked for next day business delivery. All notices shall be addressed to:

                  ACROSS AMERICA REAL ESTATE DEVELOPMENT CORP.,
                             ALEXANDER V. LAGERBORG,
                           1440 BLAKE STREET, UNIT 310
                                DENVER CO, 80202

or at such different place as required by the LENDER/NOTE HOLDER.


8.   GOVERNING LAW
     This Note shall be construed and enforceable according to the laws to the state of California for all purposes, EXCEPT when federal law applies (including, without limitation, any federal usury ceiling or other federal law preempting state usury laws).


9.   TIME OF THE ESSENCE
     Time is of the essence with respect to all obligations of Borrower under this NOTE.


10.  JOINT AND SEVERAL LIABILITY
     If more than one person or entity is signing this NOTE as BORROWER, their liability under this NOTE shall be joint and several.


11.  SUBORDINATION
     This Note and the lien of the Deed of Trust securing this NOTE are subject to a note and deed of trust securing it as provided in the Deed of Trust securing this NOTE.


12.  SEVERABILITY
     If any provision of this NOTE, or the application of it to any party or circumstance, is held void, invalid, or unenforceable by a court of competent jurisdiction, the remainder of this NOTE, and the application of such provision to other parties or circumstances, shall not be effected thereby, the provisions of this NOTE being severable in any such instance.


13.  REPRESENTATION ON USE OF PROCEEDS
     BORROWER represents and warrants to LENDER that the proceeds of this Note will be used solely for business, commercial investment, or similar purposes, and that no portion will be used for personal, family, or household purposes.


14.  BORROWER'S WAIVERS
     I waive my rights to require the Note Holder to do certain things. Those things are: (A) to demand payment of amounts due (known as "presentment"); (B) to obtain an official certification of nonpayment (known as "protest"). Anyone else who agrees to keep the promises made in the Note or who agrees to make payments to the Note Holder, if I fail to keep my promise under this Note, or who signs this Note to transfer it to someone else also waives these rights. These persons are known as guarantors, sureties and endorsers; (C) to commence enforcement proceedings for collection of this Note.

15.  RESPONSIBILITY OF PERSONS UNDER THIS NOTE
     The person who signs this Note is fully and personally obligated to pay the full amount owed and to keep all of the promises made in this Note. Any guarantor, surety, or endorser of this Note is also obligated to do these things. The Note Holder may enforce its rights under this Note against Dennis Smith individually. Dennis Smith is personally responsible to pay all amounts owed under this Note. Any person who takes over the rights or obligations of a guarantor, surety or endorser of this Note is also obligated to keep all of the promises in this Note.


BORROWER:

CHARMAR PROPERTY ACQUISITIONS, INC., a California Corporation



     /s/ Dennis Smith
---------------------------------------------
By:  Dennis Smith, President



     /s/ Dennis Smith
---------------------------------------------
By:  Dennis Smith, an individual as Guarantor

                                 PROMISSORY NOTE
                                 ---------------



$160,000.00 Irvine, California                                   October 14,2004


     FOR VALUE RECEIVED, the undersigned maker promises to pay ACROSS AMERICA REAL ESTATE DEVELOPMENT, or order that 1440 Blake Street, Suite 310. Denver Colorado 80202. the sum of ONE HUNDRED SIXTY THOUSAND AND 00/100 DOLLARS ($160,000.00), with interest from October 14, 2004 on the unpaid principal at the rate of zero per cent (0%) per annum, payable in full on or before November 14,2004.

     Payment is to be payable in lawful money of the United States

     Each maker will be jointly and severally liable and consents to renewals, replacements and extensions of time for payment hereof before, at or after maturity, and waives presentment, demand and protest and the right to assert any statute of limitations. A nnarried person who signs this note agrees recourse may be had against hisher separate property for any obligation contained herein. If any action be instituted on this note, the undersigned promises to pay such sum as the Court may fix as attorney fees.


                                    CHARMAR PROPERTY ACQUISITIONS, INC




                                        /s/ Dennis W. Smith
                                        ----------------------------------------
                                        Dennis W. Smith, President




                                 BY  /s/ Dennis W. Smith
                                     -------------------------------------------
                                     Dennis W. Smith, an Individual as Guarantor

                    Promissory Note Secured By Deed of Trust
                    ----------------------------------------




Principal Balance ($100,000.00)                               September __, 2004

                                                                Denver, Colorado

Property Address: 1.4 Acres of Land in Corona, CA/ Parcel B LLA 04-01 8 and more fully described in Exhibit "A" attached to the Short Deed of Trust dated the same date as this Promissory Note.

1.   BORROWERS PROMISE TO PAY
     FOR VALUE RECEIVED, the undersigned, CHARMAR PROPERTY ACQUISITIONS, INC., a California corporation (Borrower), and DENNIS SMITH, an individual (Guarantor), hereby promise to pay ACROSS AMERICA REAL ESTATE DEVELOPMENT CORP., or order (LENDER) the principal sum of one hundred thousand U.S dollars ($100,000.00), together with the interest on the unpaid principal balance of this note outstanding at an annual rate as set forth below from the date of advance until fully paid at tbe address found in paragraph 4, or at such other place as LENDER, or NOTE HOLDER may designate in writing.

Borrower understands that LENDER may transfer this Note.
Anyone who takes the Note by transfer and who is entitled to receive payments under this Note will be called the NOTE HOLDER. In the event of a default, if there is more than one NOTE HOLDER, any one NOTE HOLDER may exercise any right under this NOTE. A default upon any interest of any NOTE HOLDER shall be a default upon all interests. All payments on this NOTE shall be applied pro- rata in proportion to the interest held by each NOTE HOLDER.

2.   INTEREST

(A)  ANNUAL RATE
     Interest on the unpaid principal balance will accrue from the date of advance at an annual rate equal to zero percent (O%), UNLESS any default as described in section 4(D) of this Note takes place. Upon such default interest on the unpaid principal balance will accrue at the ALTERNATIVE RATE described below in 2(B).

(B) ALTERNATIVE RATE
Any amount required to be paid under this Note that is not paid when due shall, to the extent permitted by law, bear interest from such due date until paid at the lesser of (i) the rate per annum equal to the sum of the Annual Interest Rate plus five percent (5%); or (ii) the maximum rate of interest which may be charged under applicable law (Alternative Rate). All interest accrued at the Alternative Rate shall be immediately due and payable.

3.   METHOD OF CALCULATING INTEREST
     Interest shall be computed based on a thirty (30) day month divided by a three hundred and sixty (360) day year. Interest computed on a 360-day year is greater than interest computed based on a 365-day year.

4.   PAYMENT AT MATURITY (TIME AND MODE OF PAYMENT)
     Principal and interest shall be payable at the maturity of this Note. This Note shall mature on OCTOBER 31,2004, at which time all principal and interest shall bc due and payable. If on OCTOBER 3 1,2004, the MATURITY DATE, BORROWER still owes any amount under this Note, such amount will be paid in full on that date. BORROWER will make payments to the Beneficiary:

            C/O ACROSS AMERICA REAL ESTATE DEVELOPMENT COMPANY, INC.,
                             ALEXANDER V. LAGERBORG
                           1440 BLAKE STREET, UNIT 310
                                DENVER CO, 80202

or at such different place as required by the LENDEFUNOTE HOLDER Each payment under this NOTE shall be credited in the following order: (a) costs, fees, charges, and advances paid or incurred by LENDER or payable to LENDER and interest under any provision of this NOTE of the Deed of Trust, in such order as LENDER, in its sole and absolute discretion, elects, (b) interest payable under NOTE, and (c) principal under the NOTE. All prepayments of principal under this NOTE shall be applied to the most remote principal installment then unpaid.

5.   FORM OF PAYMENT
     All sums due under this Note are payable in lahl money of the United States. Checks constitute payment only when collected.


6.   DEFAULT
     On (a) BORROWR'S failure to pay any installment or other sum due under this NOTE when due and payable (whether by extension, acceleration, or otherwise), or
(b) an Event of Default (as defined in the Deed of Trust), or (c) any breach of any other promise or obligation on this NOTE or in ay other instrument now or hereinafter securing the indebtedness evidenced by this NOTE, then, and in any such event, LENDER may, at its option, declare this NOTE (including, without limitation, all accrued interest) due and payable immediately regardless of the Maturity Date. BORROWER expressly waives notice of the exercise of this option.


7.   BORROWER'S FAILURE TO PAY AS REQUIRED

(A)  Late Charge
     BORROWER acknowledges that default in the payment of any sum due under this NOTE will result in losses and additional expenses to LENDER in servicing the indebtedness evidenced by this NOTE, handling such delinquent payments, and meeting its other financial obligations. BORROWER fiuther acknowledges that the extent of such loss and additional expenses is extremely difficult and impractical to ascertain. BORROWER therefore agrees that, if any payment due under this NOTE is not made when due, a charge of six thousand dollars ($6,000.00) will be incurred to BORROWER. If any payment is not received when due,
                                     Page 2

     BORROWER shall pay the Late Charge to LENDER (without prejudicing or affecting any other rights or remedies of LENDER) as liquidated damages to cover expenses incurred in handling such delinquent payment.

(B)  Prepayment Penalty

     BORROWER may pay the full principal amount of this NOTE ($100,000.00) at any time without a prepayment penalty to the Beneficiary.

(C)  Payment on Demand

     Principal and accrued interest shall be payable on demand within 10 days after demand is made or if no demand is made on October 3 1,2004.

6.   THIS NOTE IS SECURED BY A DEED OF TRUST
     In addition to the protection givcn to the Note Holder under this Note, a Short Form Deed of Trust and Assignment of Rents with a Due on Transfer Clause (the "Secnrity Instrument"), dated the same day as this Note, protects the Note Holder from possible losses, which might result if Borrower does not keep the promises that I have made in this Note. That Security Instrument describes how and under what conditions Borrower may be required to make immediate payment in full of all amounts that Borrower owes under this Note. Some of those conditions are described as follows:

     Due on Transfer of the Property: "Should the trustor or his successor's in interest, without the consent in writing of the beneficiary, sell, transfer or convey or permit to be sold, transferred or conveyed, his interest in the property, or any part thereof, then the beneficiary may, at his option, declare all sums secured hereby immediately due and payable." However, this option shall not be exercised by Lender if exercise is prohibited by federal law as of the date of this Security Instrument.

     If Lender exercises this option, Lender shall give Borrower notice of acceleration. The notice shall provide a period of not less that thirty (30) days from the date of the notice is delivered by mail within which Borrower must pay all sums secured by this Security Instrument. If Borrower fails to pay these sums prior to the expiration of this period, Lender may invoke any remedies permitted by this Security Instrument without further notice or demand of Borrower.


7.   MANNER OF NOTICES
     Any notice to BORROWER required to be provided in this Note shall be given in writing and shall be sent (a) first-class certified United States mail, postage prepaid, return receipt requested or (b) by a nationally recognized overnight courier service, marked for next day business delivery. All notices shall be addressed to:

                                Mr. Dennis Smith
                       Charmar Property Acquisitions, Inc.
                      2041 Business Center Drive, Suite 110
                                Irvine, CA 92612

          or such different place as required by BORROWER.

     Any notice to LENDERNOTE HOLDER required to be provided in this Note shall be given in writing and shall be sent (a) first-class certified United States mail, postage prepaid, rehm receipt requested or @) by a nationally recognized overnight courier service, marked for next day business delivery. All notices shall be addressed to:

                  ACROSS AMERICA REAL ESTATE DEVELOPMENT CORP.,
                             ALEXANDER V. LAGERBORG,
                           1440 BLAKE STREET, UNIT 310
                                DENVER CO, 80202

or at such different place as required by the LENDER/NOTE HOLDER

8.   GOVERNING LAW
     This Note shall be construed and enforceable according to the laws to the state of CaliIomia for all purposes, EXCEPT when federal law applies (including, without limitation, any federal usury ceiling or other federal law preempting state usury laws).

9.   TIME OF THE ESSENCE
     Time is of the essence with respect to all obligations of Borrower under this NOTE.

10.  JOINT AND SEVERAL LIABILITY
     If more than one person or entity is signing this NOTE as BORROWER, their liability under this NOTE shall be joint and several.

I    I. SUBORDINATION

     This Note and the lien of the Deed of Trust securing this NOTE are subject to a note and deed of trust securing it as provided in the Deed of Tmst securing this NOTE.

12.  SEVERABILITY

     If any provision of this NOTE, or the application of it to any party or circumstance, is held void, invalid, or unenforceable by a court of competent jurisdiction, the remainder of this NOTE, and the application of such provision to other parties or circumstances, shall not be effected thereby, the provisions of this NOTE being severable in any such instance.

13.  REPRESENTATION ON USE OF PROCEEDS
     BORROWER represents and warrants to LENDER that the proceeds of this Note will be used solely for business, commercial investment, or similar purposes, and that no portion will be used for personal, family, or household purposes.

14.  BORROWER'S WAIVERS
     I waive my rights to require the Note Holder to do certain things. Those things are: (A) to demand payment of amounts due (known as "presentment"); (B) to obtain an official certification of nonpayment (known as "protest"). Anyone else who agrees to keep the promises made in the Note or who agrees to make payments to the Note Holder, if I fail to keep my promise under this Note, or who signs this Note to transfer it to someone else also waives these rights. These persons are known as guarantors, sureties and endorsers; (C) to commence enforcement proceedings for collection of this Note.


15.  RESPONSIBEITY OF PERSONS UNDER THIS NOTE
     The person who signs this Note is fully and personally obligated to pay the full amount owed and to keep all of the promises made in this Note. Any guarantor, surety, or endorser of this Note is also obligated to do these things. The Note Holder may enforce its rights under this Note against Dennis Smith individually. Dennis Smith is personally responsible to pay all amounts owed under this Note. Any person who takes over the rights or obligations of a guarantor, surety or endorser of this Note is also obligated to keep all of the promises in this Note.

BORROWER:

CHARMAR PROPERTY ACQUISITIONS, WC., a California Corporation

     /s/ Dennis Smith
     ----------------------------------------
By:  Dennis Smith, President



     /s/ Dennis Smith
     ----------------------------------------
By:  Dennis Smith, An Individual as Guarantor